Exhibit  32.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Peter Dermutz, certify, PURSUANT TO 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the annual report of Rapidtron, Inc. on form 10-KSB for the year ended December 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such annual report on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Rapidtron, Inc.

Date: April 15, 2005                       By:  /s/ Peter Dermutz
                                                --------------------------------
                                                Peter Dermutz
                                                Chief Financial Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears typed from within the electronic version of this written statement required by Section 906, has been provided to Rapidtron, Inc. and will be retained by Rapidtron, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.